UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania		16801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on December 12, 2012 and April 26, 2013, Rex Energy Corporation (“Rex Energy”) issued $250 million and $100 million, respectively, for an aggregate of $350 million of 8.875% Senior Notes due 2020 (the “Original Notes”), which are guaranteed on a senior unsecured basis by certain of Rex Energy’s subsidiaries (the “Guarantors”). In connection with the issuance of the Original Notes, Rex Energy and the Guarantors agreed, among other things, to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”), the exchange of the Original Notes and related guarantees for new notes (the “Exchange Notes”) and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the Exchange Notes, and different administrative terms.

In connection with the anticipated filing of the Registration Statement by Rex Energy and the Guarantors, Rex Energy is filing this Current Report on Form 8-K, to revise the historical unaudited consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “2Q2013 Form 10-Q”) to provide guarantor financial information for all periods presented as required by Regulation S-X promulgated by the SEC. In connection with the foregoing, Rex Energy is filing herewith as Exhibit 99.1 to this Current Report on Form 8-K its unaudited consolidated financial statements contained in the 2Q2013 Form 10-Q, which include new Note 19 (Condensed Consolidating Financial Information) in the Notes to its unaudited consolidated financial statements, disclosing condensed consolidating financial information of the Guarantors.

Pursuant to Rule 3-10 of Regulation S-X, the information included in this Current Report on Form 8-K updates Part I, Item 1. Consolidated Financial Statements (unaudited) of Rex Energy’s 2Q2013 Form 10-Q. The updated unaudited consolidated financial statements have been revised solely to include the new footnote 19. Except as described in this Item 8.01, no other changes or modifications to Rex Energy’s previously issued unaudited consolidated financial statements are being made.

Information in the 2Q2013 Form 10-Q is generally stated as of June 30, 2013. Without limiting the foregoing, this filing does not purport to update the information contained in the 2Q2013 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring or known to management other than disclosures contained in this Current Report on Form 8-K. Other information is contained in the Company’s other documents subsequently filed by Rex Energy with the SEC. This Current Report on Form 8-K and the exhibits hereto should be read in conjunction with Rex Energy’s Annual Report on Form 10-K for the year ended December 31, 2012, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, the 2Q2013 Form 10-Q, the two other Current Reports on Form 8-K filed September 3, 2013 and other filings Rex Energy has made, or will make, with the SEC prior to the effectiveness of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Part I, Item 1. Consolidated Financial Statements (unaudited), of the 2Q2013 Form 10-Q, as revised.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*            These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Rex Energy has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Secretary

Date: September 3, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Part I, Item 1. Consolidated Financial Statements (unaudited), of the 2Q2013 Form 10-Q, as revised.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*            These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.